UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2008 (August 11, 2008)

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   On August 12, 2008, Eagle Rock Energy Partners, L.P. (the “Partnership”) announced that Mr. Darin G. Holderness who serves as Senior Vice President and Chief Financial Officer of Eagle Rock Energy G&P, LLC (“Eagle Rock G&P”), which is the general partner of Eagle Rock Energy GP, L.P., which is the general partner of the Partnership, has tendered his resignation.  The resignation was delivered on Monday, August 11, 2008, but will be effective at the close of business on August 15, 2008.  Mr. Holderness informed the Partnership that his decision to resign was based on his family’s desire to not relocate to Houston, Texas from Dallas, Texas and not the result of any disagreement with the Partnership. Mr. Holderness served as Chief Financial Officer through the filing of the Partnership’s recently filed Quarterly Report on Form 10-Q for the period ended June 30, 2008.  Mr. Holderness executed and delivered the appropriate certifications in connection with the filing of the Quarterly Report.

(c)   In connection with the resignation of Mr. Holderness, the Board of Directors of Eagle Rock G&P has appointed Mr. Alfredo Garcia as Interim Chief Financial Officer until a permanent Chief Financial Officer is appointed.  Eagle Rock G&P has engaged a search firm to assist it in evaluating candidates for the position of Chief Financial Officer.  The appointment of Mr. Garcia is effective at the close of business on August 15, 2008.  Mr. Garcia has served Eagle Rock G&P in similar capacity in the past while Eagle Rock G&P was without a permanent Chief Financial Officer.

Mr. Garcia, age 42, has been Senior Vice President, Corporate Development of Eagle Rock G&P since August 2006.  Mr. Garcia served as Interim Chief Financial Officer of Eagle Rock G&P from December 28, 2007 to May 18, 2008 and as acting Chief Financial Officer from July 16, 2007 until November 9, 2007.  Mr. Garcia also formerly served as Chief Financial Officer of Eagle Rock Pipeline, L.P. from December 2005 through August 2006 and Eagle Rock Energy, Inc. from February 2004 through December 2005. During his tenure as Chief Financial Officer, Mr. Garcia was instrumental in the growth and development of the Partnership’s predecessor entities leading to the Partnership’s initial public offering in October 2006. From March 1999 until February 2004, Mr. Garcia was founder and director of Investment Analysis & Management, LLC, a financial advisory and consulting firm. During this period, he also acted as Chief Financial Officer at TrueCentric, LLC, a software start-up company. Mr. Garcia’s compensation arrangement with Eagle Rock G&P remains unchanged.

On August 12, 2008, the Partnership issued a press release announcing the resignation of Mr. Holderness and the interim appointment of Mr. Garcia.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                      Description

99.1                      Press Release of Eagle Rock Energy Partners, L.P. dated August 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: August 12, 2008	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                      Description

99.1                      Press Release of Eagle Rock Energy Partners, L.P. dated August 12, 2008.